                                                                   EXHIBIT 10.40


                        FORBEARANCE AND CONSENT AGREEMENT

         FORBEARANCE AND CONSENT AGREEMENT, dated as of November 26, 2002, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation ("Leading Borrower"), APEX MACHINE TOOL COMPANY, INC, a Connecticut corporation ("Second Borrower") (Leading Borrower and Second Borrower being collectively referred to as "Borrowers" and each a "Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, Lender and Borrowers have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated as of September 29, 2000 by and between Lender and Borrowers (and as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements"); and

         WHEREAS, as of the date hereof, Borrowers are in default under the Financing Agreements as more particularly described below; and

         WHEREAS, the circumstances described herein constitute multiple Events of Default under the Loan Agreement and the other Financing Agreements; and

         WHEREAS, Borrowers have requested that Lender forbear from exercising its rights as a result of such Events of Default, which are continuing, and that Lender provide further Revolving Credit Loans and other financial accommodations to Borrowers notwithstanding such Events of Default; and

         WHEREAS, Lender is willing to agree to forbear from exercising certain of its rights and remedies and provide certain further Revolving Credit Loans and other financial accommodations to Borrowers for the period and on the terms and conditions specified herein;

         NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

SECTION 1 DEFINITIONS

         1.1 INTERPRETATION. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Loan Agreement unless otherwise defined herein.

         1.2 ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement is hereby amended to include, in addition and not in limitation, each of the following definitions:

                  (a) "Existing Defaults" shall mean the Events of Default that have occurred through the date hereof as more particularly identified on Exhibit A hereto. In addition, Borrowers have informed Lender that they will not maintain the required Minimum Fixed Charge Coverage Ratio for the Fiscal Quarter ending December 31, 2002. Such failure shall be deemed an Existing Default for purposes of this Agreement.

                  (b) "Forbearance Period" shall have the meaning set forth in
Section 3.2(a) hereof.

SECTION 2 ACKNOWLEDGMENT

         2.1 ACKNOWLEDGMENT OF OBLIGATIONS. Borrowers hereby acknowledge, confirm and agree that as of the close of business on November 25, 2002, (a) Borrowers are jointly and severally indebted to Lender in respect of the Revolving Credit Loan in the principal amount of $1,647,716.82, (b) Leading Borrower is indebted to Lender in respect of Term Loan A-1 in the aggregate principal amount of $2,400,620, and (iii) Second Borrower is indebted to Lender in respect of Term Loan A-2 in the aggregate principal amount of $1,790,565. All such Loans, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Borrowers to Lender, are unconditionally owing by Borrowers to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

         2.2 ACKNOWLEDGMENT OF SECURITY INTERESTS. Each Borrower hereby acknowledges, confirms and agrees that Lender has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Lender pursuant to the Financing Agreements or otherwise granted to or held by Lender.

         2.3 BINDING EFFECT OF DOCUMENTS. Each Borrower hereby acknowledges, confirms and agrees that: (a) each of the Financing Agreements to which it is a party has been duly executed and delivered to Lender by Borrowers, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of Borrowers contained in such documents and in this Agreement constitute the legal, valid and binding Obligations of Borrowers, enforceable against it in accordance with their respective terms, and no Borrower has any valid defense to the enforcement of such Obligations, and (c) Lender is and shall be entitled to the rights, remedies and benefits provided for in the Financing Agreements and applicable law.

SECTION 3 FORBEARANCE IN RESPECT OF CERTAIN EVENTS OF DEFAULT

         3.1 ACKNOWLEDGMENT OF DEFAULT. Each Borrower hereby acknowledges and agrees that the Existing Defaults have occurred and are continuing, each of which constitutes an Event of Default and entitles Lender to exercise its rights and remedies under the Financing Agreements, applicable law or otherwise and each Borrower further represents and warrants that as of the date hereof no other Events of Default under the Financing Agreements exist. Lender has not waived, presently does not intend to waive and may never waive such Existing Defaults and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver. Each Borrower hereby acknowledges and agrees that Lender has the presently exercisable right to declare the Obligations to be immediately due and payable under the terms of the Financing Agreements.

3.2 FORBEARANCE.

                  (a) In reliance upon the representations, warranties and covenants of Borrowers contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, Lender agrees to forbear from exercising its rights and remedies under the Financing Agreements or applicable law in respect of or arising out of the Existing Defaults, subject to the conditions, amendments and modifications contained herein for the period (the "Forbearance Period") commencing on the date hereof and ending on the earlier of: (i) March 10, 2003 or (ii) the occurrence or existence of any Event of Default, other than the Existing Defaults.

                  (b) Upon the termination of the Forbearance Period, the agreement of Lender to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit Lender to exercise such rights and remedies immediately, including, but not limited to, (i) ceasing to make any further Loans and (ii) the acceleration of all of the Obligations; in either case without any further notice, passage of time or forbearance of any kind.

         3.3 NO OTHER WAIVERS; RESERVATION OF RIGHTS.

                  (a) Lender has not waived, is not by this Agreement waiving, and has no intention of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise), and Lender has not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Existing Defaults to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.

                  (b) Subject to Section 3.2 above (solely with respect to the Existing Defaults), Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Loan Agreement and the other Financing Agreements as a result of any Events of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof, and Lender has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

         3.4 FEE. In consideration of the agreements set forth herein, Borrowers shall pay to Lender a fee in the amount of $10,000, which fee shall be fully earned as of the date hereof and payable contemporaneously with the execution of this Agreement. Such fee is in addition to all other fees, interest, costs and expenses payable in connection with the Financing Agreements and may be charged by Lender to any account of Borrowers maintained by Lender. The fee shall be fully earned by Lender notwithstanding any failure by any Borrower to comply with any other term of this Agreement.

SECTION 4 CONSENT AND SUPPLEMENTARY PROVISIONS

         4.1 WORKOUT CONSULTANT. Borrowers shall continue to retain Altman & Company or such replacement consultant or "crisis manager" acceptable to Borrowers and Lender. Borrowers shall fully cooperate with the consultant or "crisis manager" so retained and shall authorize the consultant or "crisis manager" to provide such information and reports from time to time with respect to Borrowers and their financial condition, business, assets, liabilities and prospects, as Lender shall from time to time request. All fees and expenses of the consultant or "crisis manager" shall be solely the responsibility of Borrowers and in no event shall Lender have any liability or responsibility for the payment of any such fees or expenses, nor shall Lender have any obligation or liability to Borrowers or any other person by reason of any acts or omissions of the consultant or "crisis manager".

         4.2 CONSENT.

                  (a) Lender informed Borrowers pursuant to letters from Lender to Borrowers dated June 4, 2002 and July 15, 2002, that in addition to other reserves established by Lender in accordance with the terms of the Loan Agreement, Lender was establishing reserves against Borrowing Availability in an aggregate amount of $700,000 ("Reserve Amount"). Lender continues to maintain a reserve in an amount equal to the Reserve Amount and Borrowers have requested that Lender reduce the Reserve Amount and Lender is agreeable to reduce the Reserve Amount on the terms and conditions set forth herein. Subject to no Default (other than Existing Defaults) having occurred and continuing and the other terms and conditions set forth herein, Lender agrees to (i) reduce the Reserve Amount to $550,000 upon the effectiveness of this Agreement, (ii) reduce the Reserve Amount to $400,000 upon Borrowers' vacating the premises located at 21 Spring Lane, Farmington, Connecticut (the "APEX Plant") and (iii) reduce the Reserve Amount to $0 provided that on or before February 15, 2003 (v) the reductions set forth in clauses (i) and (ii) above have occurred, (w) Borrowers shall have maintained EBITDA for the month ending January 31, 2003 of not less than eighty-five percent (85%) of the projected EBITDA for such month as set forth on the Projections attached hereto as Exhibit B, (x) *********************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
*******************************************************************************,
(y) Borrowers shall have entered into a
forbearance agreement with Fleet, on terms and conditions satisfactory to Lender, whereby Fleet shall agree to forbear from exercising any of its rights or remedies against Borrowers or the Collateral as a result of Borrowers' failure to make payments required to be made to Fleet pursuant to the terms of the Fleet Documents and the Fleet Loan Agreement and (z) (i) Borrowers shall have received a cash equity contribution of not less than $150,000 on terms and conditions satisfactory to Lender or (ii) Borrowers shall have remitted to Lender in immediately available funds ******************************************
**************************** which funds shall be applied by Lender as follows: first, to Fees and reimbursable expenses of Lender then due and payable pursuant to any of the Loan Documents; second, to interest then due and payable on Revolving Advances outstanding to each Borrower, pro rata; third, to the principal balance of the Revolving Credit Advances outstanding to each Borrower, pro rata, until the same has been paid in full; and fourth, (A) provided no Default or Event has occurred and is continuing, to the Borrowers to be used solely by Borrowers for working capital purposes (B) if a Default of Event of Default has occurred and is continuing, against all other Obligations in such order as Lender shall determine.

                  (b) As a result of the closing of the Apex Plant, Borrowers will own various pieces of Equipment that will no longer be used by Borrowers (the "Excess Equipment"). Borrowers have requested that Lender consent to the sale of such Excess Equipment and agree to release its Liens on such Excess Equipment. Lender is agreeable to such request provided, that (i) no Default (other than Existing Defaults) shall have occurred and be continuing, (ii) the sale of any such Excess Equipment is on terms and conditions satisfactory to Lender and (iii) the net cash proceeds of any sale of such Excess Equipment shall be remitted to Lender to be applied in accordance with Section 1.2(c) of the Loan Agreement.

         4.3 INTEREST RATE PROVISIONS. Without in any way limiting the rights and remedies of Lender set forth in this Agreement or under the other Financing Agreements, at any time while any of the Existing Defaults is continuing, or if any other Event of Default occurs (and while the same is continuing) Lender shall continue to charge interest at a rate equal to the sum of the Revolving Credit Rate plus one percent (1.0%) with respect to the Revolving Credit Advances and the sum of the Term Loan Rate plus one percent (1.0%) with respect to the Term Loan.

         4.4 ACKNOWLEDGMENT.

                  (a) Lender hereby acknowledges that Borrowers have informed Lender that they have written off $10,381,077 of goodwill and that such write-off was made in accordance with GAAP.

                  (b) Borrowers have informed Lender that Borrowers are considering changing their corporate structure, which may include a merger of the Leading Borrower and Second Borrower. Such change in corporate structure is prohibited by the terms of the Loan Agreement. Upon a request of Borrowers for Lender's consent to a change in corporate structure, Lender acknowledges that it shall not unreasonably withhold its consent to such change provided (i) Lender is given at least fifteen (15) days prior written notice of such proposed change, (ii) such change is completed on terms and conditions satisfactory to Lender and (iii) Borrowers shall execute all documents reasonably requested by Lender to carry out the terms of the Loan Agreement and maintain Lender's perfected first priority Lien on the Collateral.

SECTION 5 REPRESENTATIONS, WARRANTIES AND COVENANTS

         Each Borrower hereby represents, warrants and covenants with and to Lender as follows:

         5.1 REPRESENTATIONS IN FINANCING AGREEMENTS. Each of the representations and warranties made by or on behalf of Borrowers to Lender in any of the Financing Agreements was true and correct when made and in all material respects is, except for the representation and warranty set forth in the Loan Agreement relating to the non-existence of an Event of Default, true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by Borrowers on the date hereof and in this Agreement.

         5.2 BINDING EFFECT OF DOCUMENTS. This Agreement and the other Financing Agreements have been duly executed and delivered to the Lender by Borrowers and are in full force and effect, as modified hereby.

         5.3 NO CONFLICT, ETC. The execution and delivery and performance of this Agreement by Borrowers will not violate any Requirement of Law or Contractual Obligation of Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

         5.4 ADDITIONAL EVENTS OF DEFAULT. The parties hereto acknowledge, confirm and agree that any misrepresentation by any Borrower, or any failure of any Borrower to comply with the covenants, conditions and agreements contained in any Financing Agreement, herein or in any other agreement, document or instrument at any time executed and/or delivered by any Borrower with, to or in favor of Lender shall constitute an Event of Default hereunder, under the Loan Agreement and the other Financing Agreements. In the event any Person, other than Lender, shall at any time exercise for any reason (including by reason of any Existing Default, any other present or future Event of Default, or otherwise) any of its rights or remedies against any Borrower or any obligor providing credit support for any Borrower's obligations to such other Person, or against any Borrower's or such obligor's properties or assets, such event shall constitute an Event of Default hereunder.

SECTION 6 CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS OF THIS AGREEMENT

         The effectiveness of the terms and provisions of Section 3.2 of this Agreement shall be subject to the receipt by Lender of each of the following, in form and substance satisfactory to Lender: (a) an original of this Agreement, duly authorized, executed and delivered by each Borrower and consented to by Guarantor; and (b) payment of the fee payable pursuant to Section 3.4.

SECTION 7 PROVISIONS OF GENERAL APPLICATION

         7.1 EFFECT OF THIS AGREEMENT. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Financing Agreements, the terms of this Agreement shall control. The Loan Agreement and this Agreement shall be read and construed as one agreement.

         7.2 COSTS AND EXPENSES. Each Borrower absolutely and unconditionally agrees to pay to the Lender, on demand by the Lender at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by this Agreement are consummated: all fees and disbursements of any counsel to Lender in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements delivered in connection with the transactions contemplated hereby and expenses which shall at any time be incurred or sustained by the Lender or any participant of Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby.

         7.3 FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

         7.4 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         7.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         7.6 RELEASE.

                  (a) In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Financing Agreements or transactions thereunder or related thereto.

                  (b) Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

                  (c) Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

         7.7 COVENANT NOT TO SUE. Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 7.6 above. If any Borrower or any of its successors, assigns or other legal representations violates the foregoing covenant, Borrowers, for themselves and their successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

         7.8 SEVERABILITY. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

         7.9 REVIEWED BY ATTORNEYS. Each Borrower represents and warrants to Lender that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and document executed in connection herewith with, such attorneys and other persons as Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

         7.10 GOVERNING LAW: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE FINANCING AGREEMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS AND THE OBLIGATIONS ARISING UNDER THE FINANCING AGREEMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS; PROVIDED, THAT LENDER AND EACH BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN SCHEDULE 1.1 OF THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         7.11 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED THERETO.

         7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

         IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

                                       EDAC TECHNOLOGIES, INC.


                                       By:  /s/ Dominick A. Pagano
                                            ------------------------------------
                                            Name: Dominick A. Pagano
                                                  ------------------------------
                                            Title: President CEO
                                                   -----------------------------

                                       APEX MACHINE TOOL COMPANY, INC.


                                       By:  /s/ Dominick A. Pagano
                                            ------------------------------------
                                            Name: Dominick A. Pagano
                                                  ------------------------------
                                            Title: President
                                                   -----------------------------

                                       GENERAL ELECTRIC CAPITAL CORPORATION

                                       By:  /s/ John Garvey
                                            ------------------------------------
                                            Name: John Garvey
                                            Title: Duly Authorized Signatory


----------

*** Confidential treatment has been requested as to certain portions.

                              CONSENT OF GUARANTOR

         All capitalized terms shall have the meanings given to them in the foregoing Forbearance and Consent Agreement. The undersigned hereby consents to the foregoing Forbearance and Consent Agreement, affirms the existing debt of Borrowers to Lender and the validity of the Financing Agreements, acknowledges and agrees to the continuing authenticity, enforceability and validity of the Guaranty of the Obligations executed by the undersigned in favor of Lender, reaffirms, ratifies and confirms the Guaranty in its entirety and agrees that the Guaranty shall remain in full force and effect until the Obligations have been paid in full in cash and the Financing Agreements have been irrevocably terminated.

         In consideration of Lender's agreement to enter into the foregoing Forbearance and Consent Agreement and for other good and valuable consideration, the undersigned hereby releases, remises, acquits and forever discharges Lender and the Releasees from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by Lender and/or any of the Releasees prior to and including the date of execution hereof or after the date hereof, including, without limitation, in connection with any matter directly or indirectly arising out of or in any way connected to the Guaranty or the Financing Agreements.

                                       GROS-ITE INDUSTRIES, INC.


                                       By: /s/ Dominick A. Pagano
                                           -------------------------------------
                                       Name: Dominick A. Pagano
                                             -----------------------------------
                                       Title: President
                                              ----------------------------------

                                    EXHIBIT A

                                       TO

                       AMENDMENT AND FORBEARANCE AGREEMENT

                                EXISTING DEFAULTS

1) Borrowers' Financial Statements for the Fiscal Year ending December 29, 2001 containing a going concern qualification.

2) Borrowers' failure the make the required payments pursuant to the terms of the Fleet Loan Agreement and Fleet Documents.

3) Borrowers' failure to maintain the required minimum Fixed Charge Coverage Ratio for the Fiscal Quarter ending September 30, 2002.

4) Second Borrower making a payment to Leading Borrower for administration and overhead expenses in excess of $100,000 during the 2002 Fiscal Year.



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